UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway		95403
Santa Rosa	CA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Common Stock, par value $0.01 per share	KEYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 22, 2022, the Keysight Technologies, Inc. (the “Company”) Board of Directors (the “Board”) appointed Satish Dhanasekaran as the Company’s President, Principal Executive Officer and Chief Executive Officer of the Company (“CEO”), effective May 1, 2022.

On May 18, 2022, the Compensation and Human Capital Committee of the Board (the “Committee”) approved compensation for Mr. Dhanasekaran as President and CEO. Effective May 1, 2022, his annual base salary is $850,000. The Committee also increased his target award percentage under the Company’s Performance-Based Compensation Plan for Covered Employees to 125% of his annual base salary. In addition, the Committee approved a target grant award of 5,341 performance stock units for the performance period that began on November 1, 2022 and will end on October 31, 2024. The performance stock unit award payout will range between 0% and 200% of target based on the Company’s actual performance against the goals established by the Committee for the three-year period ending on October 31, 2024. The Committee further awarded 4,026 shares restricted stock units (“RSUs”) which vest in four equal installments beginning on the first anniversary of the grant date. The awards are subject to the standard terms and conditions of the Company’s form of equity award grant agreement under the Company’s 2014 Equity and Incentive Compensation Program.

9.01. Financial Statements and Exhibits.

(d) Exhibits. The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ JoAnn Juskie
	Name:	JoAnn Juskie
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: May 20, 2022

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